T. Rowe Price
Mid-Cap Growth
Portfolio

Annual Report

December 31, 1998


Dear Investor

Despite the market's increased volatility during the year, investors enjoyed strong stock market gains once again in 1998. The S&P 500 Stock Index of large-capitalization stocks soared 28.57%, a record fourth consecutive year of returns in excess of 20%. Large, blue chip companies continued to lead the advance.

Performance Comparison

Periods Ended 12/31/98                           6 Months           12 Months
--------------------------------------------------------------------------------

Mid-Cap Growth Portfolio                            4.49%              22.08%

S&P MidCap Index                                    9.64               19.11

Russell Midcap
Growth Index                                        5.36               17.86

Lipper Variable Annuity
Underlying Mid Cap
Funds Average                                       3.76               19.30

Although mid-cap stocks lagged large-caps, the S&P MidCap Index rebounded sharply after a plunge of 30% to finish 1998 with a 19.11% gain. The Mid-Cap Growth Portfolio outperformed two passive benchmarks, the S&P MidCap Index and the Russell Midcap Growth Index, for the year, though we lagged slightly in the second half. The fund beat a peer group of other mid-cap variable annuity portfolios for both periods.


Market Environment

     The primary concern entering the year was the collapse of many of the Asian economies and the effect that this might have on the U.S. economy and stock market. In retrospect, the economic and political dislocations in Asia have been even greater than many anticipated, yet their effects on the U.S. have been less than was feared. However, the changed perception of the risks in emerging markets has reverberated around the world. The Russian economy collapsed in late summer, taking several hedge funds with it and triggering a bailout of one of them by a group of financial institutions coordinated by the Federal Reserve. A brief credit crunch ensued, but was alleviated by three successive reductions in interest rates by the Fed between September 30 and November 18.

     The stock market started the year with a strong gain in the first several months but suffered a significant correction in the summer and early fall, particularly in the small- and mid-cap sectors, before rallying strongly in the fourth quarter. The domestic economic backdrop was very supportive: GDP grew moderately, powered by low unemployment and strong consumer confidence; inflation continued to decline to almost negligible levels, spurred by excess supplies of many commodities; and long-term interest rates fell from about 5.9% at the beginning of 1998 to 5.1% at year-end. The extraordinarily long domestic economic expansion has turned a massive federal government deficit into an annual surplus in just several years. Washington was consumed by President Clinton's legal and political problems in 1998, but most investors ignored his actual impeachment.

     For the fifth consecutive year, mid- and small-cap stocks lagged the S&P 500 Index as investors continued to gravitate toward large, blue chip companies. Commodity-dependent stocks suffered all year long. Technology stocks were the year's best performers, led by manic speculation in the Internet sector.


     Mid-Cap Stock Returns

     Periods Ended 12/31/98                      6 Months           12 Months
     ---------------------------------------------------------------------------

     Russell Midcap Index                           0.88%              10.09%

     Russell Midcap Growth Index                    5.36               17.86

     Russell Midcap Value Index                    -1.94                5.08


     Portfolio Review

     After leading the plunge in stock prices in the third quarter, technology stocks staged a ferocious rally in the fourth quarter, and represented five of the top 10 contributors to the portfolio for the second half of 1998. Acquisition targets led the list: Netscape Communications, a leading Internet software company that we purchased near the market lows in October, subsequently accepted an offer from America Online; and Berg Electronics, an electronic connector manufacturer, was acquired by a French company for a healthy premium.

     The other industry sector that contributed significantly to second half performance was biotechnology. The fund's top contributor for both the half and the year was Biogen, which gained significant market share after the launch of its multiple sclerosis drug, Avonex. The second best contributor to performance in the second half of the year was Agouron Pharmaceuticals, which rebounded strongly as its drug for treating HIV became the leading seller in its class.


Preparing for the Year 2000
--------------------------------------------------------------------------------

     The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

     T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

     Our Plan of Action

     We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

     We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

     Smooth Transition Planned

     We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

     The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

     For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

     ---------------------------------------------------------------------------

     The worst contributor to the portfolio's performance in the second half was Warnaco, a leading apparel vendor to department stores, which suffered a slight earnings disappointment in the third quarter because of sluggish sales to Asia. Warnaco's stock was cut in half as the shortfall coincided with negative investor sentiment toward the apparel sector in general. We continue to like the company's prospects, and we feel its valuation is modest. Two communications stocks, Paging Network, the largest U.S. paging-service provider, and Omnipoint, a wireless phone service company, both experienced operating difficulties and saw their stocks punished as a result. The most deleterious contributor to performance for 1998 as a whole was Security Capital Group, a commercial real estate investment advisory company; commercial property stocks were pummeled this year, and the company fell well short of investors' earnings expectations.

     As we noted in our midyear report, the current merger boom has not entirely passed us by. More than a dozen of the portfolio's holdings have been acquired or announced they were being acquired in the last 12 months including Netscape, Jacor Communications, Fred Meyer, and Culligan Water Technologies, to name a few. While we never invest in a company simply because we think it might be an acquisition candidate, our valuation discipline tends to lead us to companies that are often attractive to corporate acquirers.

     The portfolio remains well diversified across industry sectors. Our exposure to technology, an area we've traditionally underweighted relative to many other growth funds, increased a little in recent months, due partly to an increase in emphasis during the early fall sell-off, but mostly due to appreciation. We have also increased our exposure to the consumer sector recently with the purchase of new positions in companies such as Whole Foods Market, Family Dollar Stores, Saks, and Jones Apparel Group.

     Sector Diversification

                                                  6/30/98            12/31/98
     ---------------------------------------------------------------------------

     Financial                                        11%                 10%

     Health Care                                      15                  11

     Consumer                                         18                  19

     Technology                                       11                  15

     Business Services                                31                  29

     Energy                                            3                   2

     Industrial                                        5                   4

     Basic Materials                                   1                  --

     Reserves                                          5                  10
     ---------------------------------------------------------------------------

     Total                                           100%                100%


Investment Strategy and Outlook

     There are many investment crosscurrents as we enter 1999. The U.S. economy is growing, though not as fast as a few quarters ago. European growth appears to be slackening, but some Asian economies seem to be bottoming. The U.S. is teetering on the cusp of deflation, driven by lower commodity prices, yet the labor market is very tight, raising the potential for higher inflation in the not-too-distant future. With inflation low and profit margins close to historic highs, it is possible that corporate earnings may stall or decline; in fact, this process may have already started.

     Though absolute stock market valuations are high, the current beneficent environment-low inflation, declining interest rates, and high consumer confidence-could persist for some time. However, we have experienced a long period of prosperity, and history tells us that booms do not last forever.

     The most disquieting aspect of the current environment is the Internet stock mania. It is worth stating that we view the Internet as one of the great technological advances of the modern age. Time will tell, but it may change paradigms across industries in ways every bit as profound as the development of national transportation and communications networks and the introduction of electricity in the late 19th century. Many industries and companies may experience great leaps in efficiency that will dramatically change business processes, alter pricing structures, and upset the status quo.

     For example, as recently as five years ago, most individuals wishing to invest in specific stocks would go to a full-service broker charging 25 cents or more per share for a 1,000 share trade. A minority would trade through a discount broker, at perhaps half the price. The Internet, however, has dramatically changed the economics of the discount brokerage business because it provides the communications tools for individuals to interface directly with the broker's computers. In effect, client service, the most significant cost factor in this segment, has largely been automated. As prices for Internet trades have plunged to 3 cents per share or less (well below what large institutions typically pay), the individual investor has reemerged as a factor in the stock market, which had been dominated for years by institutional trading.

     While the ascendancy of the individual investor may be the start of a long-term trend, in the short-term it is also being accompanied by speculation of a magnitude not seen in many years, focused on-you guessed it-Internet stocks. In this buying frenzy, day traders rule, Internet IPOs double and triple on their first day as public companies, announcements of Web sites are greeted with exaggerated upward stock movements, and Internet chat rooms and bulletin boards provide forums for the tumultuous exchange of views by professionals, individuals, corporate insiders, speculators, and hucksters alike. Stocks get pushed to valuations that discount the hereafter.

     The most recent speculative parallel was probably the frenzy in biotechnology stocks in the early 1990s, but the Internet frenzy has already gone much further. The lessons from the biotechnology craze and other speculative bouts like it are that, ultimately, corporate profitability and return on invested capital matter. If previous manias are any indication, many of today's high-fliers will never achieve profitability and will go out of business. Others will be acquired. A select few will emerge to become blue chip companies of the next decade. But many of the rewards will accrue to companies that haven't even been formed or dreamt of yet. Obviously, we are taking a very cautious approach to the Internet sector at this juncture, but we look forward to becoming more active after the speculative bubble bursts.

     As an aside, the Internet sector has waylaid many institutional investors, including us. For example, though we owned America Online when it was a mid-cap company (and admittedly sold it much, much too early), it began 1998 as a $10 billion market capitalization company, double the upper threshold of what we consider to be mid-cap but still in the S&P MidCap Index. As the stock rose almost sevenfold during the year, it contributed more than seven percentage points of the index's 19.11% gain for 1998, vastly exceeding the contribution of any other stock to a major U.S. stock index. In contrast, the single largest contributor to the S&P 500 was Microsoft, which was responsible for just 1.39 percentage points of the index's 28.57% gain. Ironically, AOL's influence on the mid-cap index was magnified by the news that it was being removed from the index! AOL jumped 9% on New Year's Eve as it was about to leave the S&P MidCap Index and join the S&P 500. Its market capitalization (share price multiplied by shares outstanding) was $73 billion at year-end.

     The stock market wasted little time recovering from the extreme pessimism of late summer to set new record highs in late November and again in early January. The market now trades once again in the upper reaches of its historic valuation range, as we described in our last report. The failure of small- and mid-cap stocks to exert leadership at this late stage of the market and economic cycle remains a puzzle. Even though we expect these companies to grow their earnings significantly faster than their large-cap counterparts over the next several years, their valuations are at record lows relative to the S&P 500 stocks. We continue to believe the Mid-Cap Growth Portfolio is well positioned to achieve attractive returns over the long term.

     Respectfully submitted,

     Brian W.H. Berghuis
     President and
     Chairman of the Investment Advisory Committee

     January 19, 1999


Portfolio Highlights

Contributions to the Change in Net Asset Value Per Share

6 Months Ended 12/31/98

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

Biogen                                            12(cents)

Agouron Pharmaceuticals                           11

Netscape Communications*                          10

Xilinx                                            10

Berg Electronics**                                 9

U.S. Foodservice                                   9

Danaher                                            7

Gilead Sciences                                    6

Network Associates                                 6

Analog Devices                                     6
--------------------------------------------------------------------------------
Total                                             86(cents)
--------------------------------------------------------------------------------


TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Warnaco Group                                    -12(cents)

Paging Network                                    11

Omnipoint                                          9

Corporate Express**                                9

Security Capital Group**                           8

Renaissance Worldwide                              8

Ocean Energy                                       8

General Nutrition                                  7

Quorum Health Group                                7

AMRESCO**                                          7
--------------------------------------------------------------------------------
Total                                            -86(cents)
--------------------------------------------------------------------------------


12 Months Ended 12/31/98

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

Biogen                                            19(cents)

Capital One Financial                             18

Affiliated Computer Services                      13

Agouron Pharmaceuticals                           12

Outdoor Systems                                   12

Network Associates                                11

Galileo International                             11

Danaher                                           10

Netscape Communications*                          10

Xilinx                                             9
--------------------------------------------------------------------------------
Total                                            125(cents)
--------------------------------------------------------------------------------


TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Security Capital Group**                         -11(cents)

Omnipoint                                         10

AMRESCO**                                         10

Ocean Energy*                                      9

Smith International                                9

Gymboree**                                         9

Corporate Express**                                8

Corrections Corp of America**                      8

General Nutrition                                  7

Quorum Health Group                                7
--------------------------------------------------------------------------------
Total                                            -88(cents)
--------------------------------------------------------------------------------

 *Position added.
**Position eliminated.


Portfolio Highlights

Twenty-Five Largest Holdings

                                             Percent of
                                             Net Assets
                                               12/31/98
--------------------------------------------------------------------------------

Affiliated Computer Services                     1.9%

U.S. Foodservice                                 1.8

Suiza Foods                                      1.8

Galileo International                            1.7

Circuit City Stores                              1.7

Warnaco Group                                    1.6

Gilead Sciences                                  1.6

Outdoor Systems                                  1.5

Analog Devices                                   1.5

Waddell & Reed                                   1.5

Univision Communications                         1.4

Danaher                                          1.4

Xilinx                                           1.4

Covance                                          1.4

Allied Waste Industries                          1.3

Network Associates                               1.3

Saville Systems                                  1.3

Premier Parks                                    1.3

FINOVA Group                                     1.3

Synopsys                                         1.3

Western Wireless                                 1.2

Whole Foods Market                               1.2

Romac International                              1.2

The CIT Group                                    1.2

Biogen                                           1.2
--------------------------------------------------------------------------------
Total                                            36.0%
--------------------------------------------------------------------------------


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------
As of 12/31/98

                                                     Lipper
                  Mid-Cap           S&P              Variable Annuity
                  Growth            Mid-Cap          Underlying Mid Cap
                  Portfolio         Index            Funds Average

12/96             10,000            10,000           10,000
12/97             11,880            13,225           11,714
12/98             14,503            15,753           13,999


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Mid-Cap Growth Portfolio
Periods Ended 12/31/98

                                             Since                    Inception
                  1 Year                 Inception                         Date
--------------------------------------------------------------------------------

                  22.08%                    20.43%                     12/31/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights
T. Rowe Price Mid-Cap Growth Portfolio

                                                      For a share outstanding
                                                       throughout each period
                                                     -------------------------

                                                           Year      12/31/96
                                                          Ended       Through
                                                       12/31/98      12/31/97

NET ASSET VALUE
Beginning of period                                  $    11.88   $    10.00

Investment activities

Net investment income                                     (0.01)          --
Net realized and unrealized gain (loss)                    2.61         1.88
Total from investment activities                           2.60         1.88

Distributions

Net realized gain                                         (0.21)          --

NET ASSET VALUE
End of period                                        $    14.27   $    11.88

Ratios/Supplemental Data

Total return#                                             22.08%       18.80%

Ratio of expenses to
average net assets                                         0.85%        0.85%!

Ratio of net investment
income to average
net assets                                                (0.11)%         --

Portfolio turnover rate                                    47.8%        40.3%

Net assets, end of period (in thousands)             $   29,911   $   15,272

# Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
December 31, 1998

                                                      Shares            Value
--------------------------------------------------------------------------------
                                                                 In thousands

Common Stocks  90.2%


FINANCIAL  10.1%

Bank and Trust  1.0%

North Fork Bancorporation                                13,500   $      323

                                                                         323

Insurance  3.5%

ACE Limited                                               6,750          232

Fairfax Financial (CAD) *                                   600          212

Fairfax Financial Rights (144a) (CAD) *                     100           34

PartnerRe Holdings                                        6,100          279

Protective Life                                           7,200          287

                                                                       1,044

Financial Services  5.6%

Capital One Financial                                     3,100          356

FINOVA Group                                              7,000          378

Franklin Resources                                        4,500          144

The CIT Group (Class A)                                  11,500          366

Waddell & Reed Financial
     (Class A) *                                         12,800          303

Waddell & Reed Financial
     (Class B) *                                          5,700          133

                                                                       1,680

Total Financial                                                        3,047


HEALTH CARE  10.7%

Pharmaceuticals  1.7%

ALZA *                                                    4,200          219

Teva Pharmaceutical

Industries ADR                                            7,400          302

                                                                         521

Biotechnology  4.6%

Agouron Pharmaceuticals *                                 3,800          223

BioChem Pharma *                                          4,600          132

Biogen *                                                  4,400          365

Gilead Sciences *                                        11,400          468

MedImmune *                                               1,800          179

                                                                       1,367

Medical Instruments and Devices  1.2%

Sybron International *                                   13,000          354

                                                                         354

Health Care Services  3.2%

Covance *                                                13,900          405

Omnicare                                                  5,400   $      187

Quorum Health Group *                                     8,500          110

Total Renal Care Holdings *                               8,800          260

                                                                         962

Total Health Care                                                      3,204


CONSUMER  19.6%

Soft Goods Retailers  2.1%

Family Dollar Stores                                     14,800          326

Saks *                                                    9,600          303

                                                                         629

Hard Goods Retailers  9.5%

AutoZone *                                                9,900          326

BJ's Wholesale Club *                                     7,800          361

Borders Group *                                           7,000          175

Circuit City Stores                                      10,000          499

Costco Companies *                                        4,400          318

Fred Meyer *                                              5,800          350

General Nutrition *                                      10,800          175

ShopKo Stores                                             8,100          269

Whole Foods Market *                                      7,600          369

                                                                       2,842

Consumer Non-Durables  2.7%

Jones Apparel Group *                                    15,700          346

Warnaco Group (Class A)                                  18,800          475

                                                                         821

Restaurants  1.1%

Outback Steakhouse *                                      8,100          322

                                                                         322

Food and Beverages  1.7%

Suiza Foods *                                            10,300          525

                                                                         525

Entertainment  2.5%

Premier Parks *                                          12,600          381

Royal Caribbean Cruises                                   9,600          355

                                                                         736

Total Consumer                                                         5,875


TECHNOLOGY  14.7%

Semiconductors and Components  5.9%

Analog Devices *                                         13,900          436

KLA-Tencor *                                              5,600          243

Maxim Integrated Products *                               7,400          323

PMC-Sierra *                                              4,900          309

Sanmina *                                                   900   $       56

Xilinx *                                                  6,300          410

                                                                       1,777

Networking and Telecom Equipment  0.4%

Anixter International *                                   6,100          124

                                                                         124

E-Commerce  2.1%

Checkfree Holdings *                                      8,100          189

E*Trade *                                                 2,700          126


Sterling Commerce *                                       7,200          324

                                                                         639

Computer Software  6.3%

BMC Software *                                            3,000          134

Intuit *                                                  2,500          181

Netscape Communications *                                 3,300          200

Network Associates *                                      5,850          388

Parametric Technology *                                  18,600          302

Synopsys *                                                6,900          374

The Learning Company *                                   11,400          296

                                                                       1,875

Total Technology                                                       4,415


BUSINESS SERVICES  28.7%

Telecom Services  3.9%

Comcast (Class A Special)                                 6,100          358

Cox Communications
(Class A) *                                               4,300          297

Omnipoint *                                               9,800           92

Paging Network *                                          8,900           41

Western Wireless *                                       17,000          374

                                                                       1,162

Computer Services  10.4%

Acxiom *                                                  8,100          251

Affiliated Computer Services (Class A) *                 12,800          576

CIBER *                                                   1,100           31

DST Systems *                                             5,850          334

Galileo International                                    11,800          513

Gartner Group (Class A) *                                15,700          334

National Data                                             7,200          350

Saville Systems ADR *                                    20,400          387

SunGard Data Systems *                                    8,500          337

                                                                       3,113

Distribution  3.6%

Henry Schein *                                            7,600   $      340

MSC *                                                    10,200          231

U.S. Foodservice *                                       10,800          529

                                                                       1,100

Media and Advertising  4.6%

Catalina Marketing *                                      3,600          246

Jacor Communications *                                    4,000          259

Outdoor Systems *                                        15,100          453

Univision Communications *                               11,900          430

                                                                       1,388

Environmental  2.0%

Allied Waste Industries *                                16,600          392

Waste Management                                          4,300          201

                                                                         593

Miscellaneous Business Services  4.2%

Interim Services *                                       13,100          306

NOVA *                                                    9,400          326

Renaissance Worldwide *                                   9,200           57

Romac International *                                    16,600          368

Viad                                                      6,400          195

                                                                       1,252

Total Business Services                                                8,608


ENERGY  2.1%

Exploration and Production  0.2%

Ocean Energy *                                           10,400           66

                                                                          66

Energy Services  1.9%

BJ Services *                                            16,700          261

Smith International *                                    12,400          312

                                                                         573

Total Energy                                                             639


INDUSTRIAL  4.0%

Defense and Aerospace  0.9%

BE Aerospace *                                           11,900          250

                                                                         250

Specialty Chemicals  0.6%

Great Lakes Chemical                                      4,700          188

                                                                         188

Machinery  2.5%

Danaher                                                   7,800   $      424

Teleflex                                                  7,200          328

                                                                         752

Total Industrial                                                       1,190


BASIC MATERIALS  0.3%

Mining  0.3%

Battle Mountain Gold                                     19,700           81

Total Basic Materials                                                     81

Total Common Stocks (Cost  $21,179)                                   27,059


SHORT-TERM INVESTMENTS  8.8%

Money Market Funds  8.8%

Government Reserve Investment Fund, 4.76% #               2,645        2,645

Total Short-Term Investments
(Cost  $2,645)                                                         2,645

Total Investments in Securities
99.0% of Net Assets (Cost $23,824)                                $   29,704

Other Assets Less Liabilities                                            207

NET ASSETS                                                        $   29,911
                                                                  --------------

Net Assets Consist of:

Accumulated net realized gain/loss -
net of distributions                                              $       41

Net unrealized gain (loss)                                             5,880

Paid-in-capital applicable to 2,095,441
shares of $0.0001 par value capital
stock outstanding; 1,000,000,000
shares of the Corporation authorized                                  23,990

NET ASSETS                                                        $   29,911
                                                                  --------------

NET ASSET VALUE PER SHARE                                         $    14.27
                                                                  --------------


  #  Seven-day yield
  *  Non-income producing
ADR  American Depository Receipt
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 0.11% of net assets.
CAD  Canadian dollar

The accompanying notes are an integral part of these financial statements.


Statement of Operations
T. Rowe Price Mid-Cap Growth Portfolio
In thousands


                                                                         Year
                                                                        Ended
                                                                     12/31/98

Investment Income

Income

     Interest                                                      $      95
     Dividend                                                             51

     Total income                                                        146

Expenses

  Investment management and administrative                               167

  Net investment income                                                  (21)

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss) on securities                                 394

  Change in net unrealized gain or loss on securities                  4,055

  Net realized and unrealized gain (loss)                              4,449

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                           $   4,428
                                                                  --------------


The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
In thousands

                                                      Year             12/31/96
                                                     Ended              Through
                                                  12/31/98             12/31/97

Increase (Decrease) in Net Assets

Operations

  Net investment income                       $        (21)                  $-
  Net realized gain (loss)                             394                   83
  Change in net unrealized gain or loss              4,055                1,825

  Increase (decrease) in net
  assets from operations                             4,428                1,908

Distributions to shareholders
     Net realized gain                                     (415)          --

Capital share transactions*

  Shares sold                                       20,628               17,090
  Distributions reinvested                             415                 --
  Shares redeemed                                  (10,417)              (3,726)

  Increase (decrease) in net assets
  from capital                                      10,626               13,364

Net Assets

Increase (decrease) during period                        14,639       15,272
Beginning of period                                      15,272           --

End of period                                        $   29,911   $   15,272
                                                     ---------------------------

* Share information

  Shares sold                                        1,598                1,637
  Distributions reinvested                              32                 --
  Shares redeemed                                     (821)                (351)

  Increase (decrease) in shares outstanding            809                1,286

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
T. Rowe Price Mid-Cap Growth Portfolio
December 31, 1998


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Mid-Cap Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 31, 1996. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $17,167,000 and $8,733,000, respectively, for the year ended December 31, 1998.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     ---------------------------------------------------------------------------

     Undistributed net investment income                          $   21,000

     Undistributed net realized gain                              $  (21,000)

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $23,824,000. Net unrealized gain aggregated $5,880,000 at period-end, of which $6,816,000 related to appreciated investments and $936,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management and administrative agreement between the fund and
     T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $7,000 was payable at December 31, 1998. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $95,000 and are reflected as interest income in the accompanying Statement of Operations.


Tax Information (Unaudited) for the Tax Year Ended 12/31/98
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $259,000 from short-term capital gains,

o $156,000 from long-term capital gains, all of which is subject to the 20% rate gains category.

For corporate shareholders, $41,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.


Report of Independent Accountants

To the Board of Directors of T. Rowe Price Equity Series, Inc.
and Shareholders of Mid-Cap Growth Portfolio

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid-Cap Growth Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with custodians, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 21, 1999


Invest With Confidence(registered trademark)
T. Rowe Price

100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor             TRP657 (12/98)
K15-068  12/31/98